Capital City Bank Group, Inc.

Reports Third Quarter 2021 Results
TALLAHASSEE, Fla.

(October 26, 2021) – Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported net income of $10.1
million, or $0.60 per diluted share, for the third quarter of 2021 compared to net income of $7.4 million, or $0.44 per diluted share,
for the second quarter of 2021, and $10.4 million, or $0.62 per diluted share, for the third quarter of 2020.

For the first nine months of 2021, net income totaled $27.0 million,

or $1.60 per diluted share, compared to net income of $23.8
million, or $1.42 per diluted share, for the same period of 2020.

Net income for 2021 included partial pre-tax pension settlement charges totaling $2.5 million (3Q - $0.5 million and 2Q -

$2.0 million), or $0.12 per diluted share (after tax).
Our return on average assets (“ROA”) was 0.99% and our return on average equity (“ROE”)

was 11.72% for the third quarter of
2021.

These metrics were 0.75% and 9.05% for the second quarter of 2021, respectively,

and 1.17% and 12.16% for the third
quarter of 2020, respectively.

For the first nine months of 2021, our ROA was 0.92% and our ROE was 10.87%

compared to 0.96%
and 9.50%, respectively,

for the same period of 2020.

QUARTER HIGHLIGHTS
●
Net interest income grew

$1.7 million, or 6.5% sequentially,

driven by higher loan fees of $1.3 million (primarily SBA PPP fees of $1.0 million) and a better earning asset mix
●
Average loans, excluding PPP loans,

grew $35 million and average investment securities increased

$218 million
●
Strong credit

quality metrics resulted in no loan loss provision

for the quarter
●
Noninterest expense decreased

$2.4 million due to lower pension settlement charges of

$1.5 million and a $1.0 million gain from
the sale of a banking office
●
Capital City Home Loans (“CCHL”) contributed $0.06

per share
“Capital City posted strong third quarter results and, year over year,

earnings have increased 13.4%” said William G. Smith,

Jr.,
Chairman, President and CEO of Capital City Bank Group.

“Historically favorable credit quality continued to improve resulting in no provision for loan losses in the third quarter and a net provision credit year-to-date.

Operating revenues improved as we
experienced growth in both net interest income and noninterest income,

while noninterest expense declined reflecting lower pension
settlement charges and a gain on the sale of ORE (office

building).

Our recent addition of Capital City Strategic Wealth

(a financial
planning/advisory service) is gaining traction and expands our portfolio of wealth management businesses.

We continue to focus

our
expansion efforts on markets in west Florida and the northern arc of Atlanta.

While challenges remain, we are identifying
opportunities and executing on strategies we believe are sustainable and add long-term value for our shareowners.

I am optimistic
about the future and appreciate your continued support.”
Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the third quarter of 2021 totaled $27.7 million compared to $26.1 million for the second
quarter of 2021 and $25.2 million for the third quarter of 2020.

Compared to the second quarter of 2021, the increase reflected higher loan fees of $1.3 million (SBA PPP loan fees increased $1.0 million)

and higher investment securities income of $0.3

million,
which reflected deployment of excess overnight funds into the investment portfolio.

Compared to the second quarter of 2021, lower
loan interest income from SBA PPP loans was offset by loan interest income from growth in non-SBA PPP loans.

Compared to the
third quarter of 2020, the increase was primarily attributable to higher SBA PPP loan fees of $2.5 million.

For the first nine months
of 2021, tax-equivalent net interest income totaled $78.4 million compared to $76.7 million for the same period of 2020.

The
increase generally reflected higher SBA PPP loan fees and lower interest expense,

partially offset by lower rates earned on
investment securities and variable/adjustable rate loans.
Our net interest margin for the third quarter of 2021 was 2.98%, an increase of nine basis points over the second quarter of 2021 and
a decrease of 14 basis points from the third quarter of 2020.

Compared to the second quarter of 2021, the increase was primarily driven by higher SBA PPP loan fees.

Compared to the third quarter of 2020, the decrease was primarily attributable to growth in
earning assets (driven by deposit inflows),

which negatively impacts our margin percentage.

For the first nine months of 2021, the
net interest margin decreased 51 basis points to 2.91%,

which is generally reflective of growth in earning assets. Our net interest margin for the third quarter of 2021, excluding the impact

of overnight funds in excess of $200 million, was 3.50%.

Provision for Credit Loss

We did not

record a provision for credit losses for the third quarter of 2021.

This compares

to a negative provision of $0.6 million
for the second quarter of 2021 and a provision expense of $1.3 million for the third quarter of 2020.

For the first nine months of
2021, we recorded a negative provision of $1.6 million compared to provision expense of $8.3 million for the same period of 2020.

The negative provision for the first nine months of 2021 generally reflected improving economic conditions, favorable loan
migration and strong net loan recoveries totaling $0.7

million.

We discuss the allowance

for credit losses further below.
Noninterest Income and Noninterest

Expense
Noninterest income for the third quarter of 2021 totaled $26.6 million compared to $26.5 million for the second quarter of 2021 and
$35.0 million for the third quarter of 2020.

The slight increase over the second quarter of 2021 was primarily due to higher deposit fees of $0.8 million and wealth management fees of $0.3 million, partially offset by lower mortgage banking revenues of $0.9
million.

The $8.4 million decrease from the third quarter of 2020 was primarily attributable to lower mortgage banking revenues at
CCHL of $10.7 million, partially offset by higher deposit

fees of $0.8 million, wealth management fees of $0.8 million, and bank card fees of $0.4 million.

The decline in mortgage banking revenues was driven by lower production volume (primarily re-finance
activity) and a lower gain on sale margin (additional

information on CCHL is provided on Page 11).

The increase in deposit fees
reflected the conversion of the remaining free checking accounts to a monthly maintenance fee account type.

The increase in wealth
management fees was attributable to higher retail brokerage transaction volume and advisory accounts added from the acquisition of
Capital City Strategic Wealth

on May 1, 2021.

The increase in bank card fees generally reflected an increase in card-not-present debit card transactions as well increased consumer spending.

For the first nine months of 2021, noninterest income totaled $82.9 million compared to $80.6 million for the same period of 2020 with the increase driven by higher wealth management fees of $2.0
million, bank card fees of $1.8 million, deposit fees of $0.5 million, and other income of $0.9 million (primarily loan servicing
income at CCHL), partially offset by lower mortgage banking

revenues of $3.0 million.

These variances were generally due to the
same aforementioned factors noted in the year over year quarterly comparison.

Noninterest expense for the third quarter of 2021 totaled $39.7 million compared to $42.1 million for the second quarter of 2021
and $40.3 million for the third quarter of 2020.

The $2.4 million decrease from the second quarter of 2021 reflected a pension settlement charge of $2.0 million in the second quarter

of 2021 versus $0.5 million in the third quarter of 2021.

In addition, OREO
expense declined by $0.9

million due to a gain on the sale of a banking office in the third quarter of 2021.

Compared to the third
quarter of 2020, the $0.6 million decrease was primarily attributable to lower compensation expense of $0.9 million (primarily
incentive compensation at CCHL) and OREO expense of $1.3 million partially offset by higher other expense of $1.0 million and a pension settlement charge of $0.5 million.

For the first nine months of 2021, noninterest expense totaled $122.3 million compared
to $108.6 million for the same period of 2020.

The $13.7 million increase was attributable to the addition of expenses at CCHL of
$6.7 million as well as higher expenses at the core bank totaling $7.0 million.

The increase in expenses at the core bank were
primarily due to higher compensation expense of $1.5 million (primarily merit raises), processing fees of $0.6 million (debit card
volume), professional fees of $0.5 million, occupancy expense of

$0.4 million, and FDIC insurance of $0.4 million (higher asset size), partially offset by lower OREO expense of $1.1

million (gains from the sale of two banking offices).

In addition, we have
realized pension settlement charges totaling $2.5

million so far in 2021 and other expense increased $1.5 million, which reflected higher expense for our base pension plan attributable to the utilization of a lower discount rate for plan liabilities.

We anticipate
additional settlement expense in the fourth quarter of 2021.

Income Taxes
We realized income

tax expense of $2.9 million (effective rate of 20%) for the third quarter of 2021 compared to $2.1

million
(effective rate of 19%) for the second quarter of 2021

and $3.2 million (effective rate of 17%) for the third quarter of 2020.

For the
first nine months of 2021, we realized income tax expense of $7.8 million (effective rate of 19%) compared to $7.4 million
(effective rate of 19%) for the same period of 2020.

Absent discrete items, we expect our annual effective tax rate to approximate
18%-19%.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.693 billion for the third quarter of 2021, an increase of $69.2 million, or 1.9%, over the second
quarter of 2021, and an increase of $355.7 million, or 10.7%, over the fourth quarter of 2020.

The increase over both prior periods
was primarily driven by higher deposit balances, which funded growth in the investment portfolio.

Deposit balances increased as a
result of strong core deposit growth, SBA PPP loan proceeds deposited in client accounts, and various other stimulus programs.

We maintained

an average net overnight funds (deposits with banks plus FED funds sold less FED funds purchased) sold position of
$741.9 million in the third quarter of 2021

compared to an average net overnight funds sold position of $818.6 million in the second
quarter of 2021 and $705.1 million in the fourth quarter of 2020.

The decrease compared to the second quarter of 2021 was
primarily due to growth in the investment portfolio.

The increase compared to the fourth quarter 2020 was driven by strong core deposit growth, in addition to pandemic related stimulus programs (see below –
Funding
).

Average loans

held for investment (“HFI”) decreased $62.6 million, or 3.1%, from the second quarter of 2021 and $19.3 million, or
1.0%, from the fourth quarter of 2020.

Over these same prior periods, average loans (excluding SBA PPP loans)

increased $34.9
million and $125.2 million and period end loans increased $5.1 million and $102.8 million, respectively.

Compared to the second
quarter of 2021, the increase in period end loans reflected growth in construction and indirect loans,

partially offset by a decline in
commercial real estate.

Compared to the fourth quarter of 2020, we realized growth in construction,

residential, commercial real
estate and indirect loans.

At September 30, 2021, SBA PPP loan balances totaled $7.5 million and remaining deferred SBA PPP net
loan fees totaled $0.3 million.

SBA PPP loan forgiveness applications are expected to

be completed in the fourth quarter 2021.

Allowance for Credit Losses
At September 30, 2021, the allowance for credit losses for HFI loans totaled

$21.5 million compared to $22.2 million at June 30,
2021 and $23.8 million at December 31, 2020.

Activity within the allowance is provided on Page 9.

At September 30, 2021, the
allowance represented 1.11% of HFI

loans and provided coverage of 710% of nonperforming loans compared to 1.10% and 434%,
respectively, at June

30, 2021, and 1.19% and 406%, respectively,

at December 31, 2020.

At September 30, 2021, excluding SBA
PPP loans (100% government guaranteed),

the allowance represented 1.12% of HFI loans compared to 1.30% at December

31,
2020.

Credit Quality
Nonperforming assets (nonaccrual loans and OREO) totaled $3.2 million at September 30, 2021 compared to $6.3 million at June
30, 2021 and $6.7 million at December 31, 2020.

Nonaccrual loans totaled $3.0 million at September 30, 2021, a $2.1 million decrease from June 30, 2021 and a $2.8 million decrease from December

31, 2020.

The balance of OREO totaled $0.2 million at
September 30, 2021, a $1.0 million decrease from June 30, 2021 and $0.6 million decrease from December 31, 2020.

Funding (Deposits/Debt)
Average total

deposits were $3.448 billion for the third quarter of 2021, an increase of $60.3 million,

or 1.8%, over the second
quarter of 2021 and $381.6 million, or 12.4%, over the fourth quarter of 2020.

The strongest growth over both comparable periods
occurred in our noninterest bearing deposits and savings account balances.

Average public deposits

in the third quarter 2021
decreased slightly compared to the second quarter of 2021, but increased compared to the fourth quarter of 2020.

Over the past 12
months, multiple government stimulus programs have been implemented,

including those under the CARES Act and the American
Rescue Plan Act, which are responsible for a large part of the growth in average deposits. Given these increases,

the potential exists
for our deposit levels to be volatile for the remainder of 2021 and into 2022 due to the uncertain timing of the outflows of the
stimulus related balances and the economic recovery.

It is anticipated that current liquidity levels will remain robust due to our strong overnight funds sold position.

The Bank continues to strategically consider ways to safely deploy a portion of this liquidity.

Average

short-term borrowings decreased $1.4 million over the second quarter of 202

1

and declined $45.5 million from the fourth
quarter of 2020, both of which reflected a seasonal fluctuation in warehouse line borrowing needs to support CCHL’s

loans held for
sale.

Capital
Shareowners’ equity was $348.9 million at September 30, 2021 compared to $335.9 million at June 30, 2021 and $320.8 million at
December 31, 2020.

For the first nine months of 2021, shareowners’ equity was positively impacted by net income of $27.0
million, a $1.0 million increase in fair value of the interest rate swap related to subordinated debt,

net adjustments totaling $2.2
million related to transactions under our stock compensation plans

,

and reclassification of $7.8 million from temporary equity to decrease the redemption value of the non-controlling interest in CCHL.

In addition, $1.6 million was reclassified from accumulated
other comprehensive loss to pension expense in conjunction with the partial pension settlement charge reflected in earnings,
therefore, the charge had no net effect on

equity.

Shareowners’ equity was reduced by common stock dividends

of $7.8 million
($0.46 per share),

a $3.2 million decrease in the unrealized gain on investment securities,

and stock compensation of $0.5 million.
At September 30, 2021, our total risk-based capital ratio was 16.70%

compared to 16.48% at June 30, 2021 and 17.30% at
December 31, 2020.

Our common equity tier 1 capital ratio was 13.45%, 13.14%, and 13.71%, respectively,

on these dates.

Our
leverage ratio was 9.05%, 8.84%, and 9.33%, respectively,

on these dates.

All of our regulatory capital ratios exceeded the
threshold to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common equity ratio
was 6.46% at September 30, 2021 compared to 6.19% and 6.25% at June

30, 2021 and December 31, 2020, respectively.
About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.0 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and life
insurance.

Our bank subsidiary, Capital City Bank,

was founded in 1895 and now has 57 banking offices and 86 ATMs/ITMs in
Florida, Georgia and Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The following factors, among others, could cause our actual results to differ: the magnitude and duration of the COVID-19

pandemic and its impact on the global economy and financial market conditions and our business, results of operations and financial condition, including the impact of our participation in government programs
related to COVID-19; the accuracy of the our financial statement estimates and assumptions; legislative or regulatory changes;
fluctuations in inflation, interest rates, or monetary policies; the effects of security breaches and computer viruses that may affect

our
computer systems or fraud related to debit card products; changes in consumer spending and savings habits; our growth and
profitability; the strength of the U.S. economy and the local economies where we conduct operations; the effects of a non-diversified loan portfolio, including the risks of geographic and industry concentrations;

natural disasters, widespread health emergencies,
military conflict, terrorism or other geopolitical events; changes in the stock market and other capital and real estate markets;
customer acceptance of third-party products and services; increased competition and its effect on pricing; negative publicity and the
impact on our reputation; technological changes, especially changes that allow out of market competitors

to compete in our
markets; changes in accounting; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in our
Annual Report on Form 10-K for the fiscal year ended December 31,

2020, and our other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the
Press Release, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ.

USE OF NON-GAAP FINANCIAL MEASURES
We present a tangible

common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these

measures are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020
Shareowners' Equity (GAAP) $ 348,868 $ 335,880 $ 324,426 $ 320,837 $ 339,425
Less: Goodwill and Other Intangibles (GAAP) 93,293 93,333 89,095 89,095 89,095
Tangible Shareowners' Equity (non-GAAP) A 255,575 242,547 235,331 231,742 250,330
Total Assets (GAAP) 4,048,733 4,011,459 3,929,884 3,798,071 3,587,041
Less: Goodwill and Other Intangibles (GAAP) 93,293 93,333 89,095 89,095 89,095
Tangible Assets (non-GAAP) B $ 3,955,440 $ 3,918,126 $ 3,840,789 $ 3,708,976 $ 3,497,946
Tangible Common Equity Ratio (non-GAAP) A/B 6.46% 6.19% 6.13% 6.25% 7.16%
Actual Diluted Shares Outstanding (GAAP) C 16,911,715 16,901,375 16,875,719 16,844,997 16,800,563
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 15.11 $ 14.35 $ 13.94 $ 13.76 $ 14.90

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Nine Months Ended
(Dollars in thousands, except per share data) Sep 30, 2021 Jun 30, 2021 Sep 30, 2020 Sep 30, 2021 Sep 30, 2020
EARNINGS
Net Income Attributable to Common Shareowners $ 10,091 $ 7,427 $ 10,397 $ 27,024 $ 23,830
Diluted Net Income Per Share $ 0.60 $ 0.44 $ 0.62 $ 1.60 $ 1.42
PERFORMANCE
Return on Average Assets 0.99% 0.75% 1.17% 0.92% 0.96%
Return on Average Equity 11.72 9.05 12.16 10.87 9.50
Net Interest Margin 2.98 2.89 3.12 2.91 3.42
Noninterest Income as % of Operating Revenue 48.99 50.47 58.19 51.47 51.37
Efficiency Ratio 73.09% 80.18% 67.01% 75.83% 69.04%
CAPITAL ADEQUACY
Tier 1 Capital

15.69% 15.44% 16.77% 15.69% 16.77%
Total Capital

16.70 16.48 17.88 16.70 17.88
Leverage

9.05 8.84 9.64 9.05 9.64
Common Equity Tier 1 13.45 13.14 14.20 13.45 14.20
Tangible Common Equity
(1)
6.46 6.19 7.16 6.46 7.16
Equity to Assets 8.62% 8.37% 9.46% 8.62% 9.46%
ASSET QUALITY
Allowance as % of Non-Performing Loans 710.39% 433.93% 420.30% 710.39% 420.30%
Allowance as a % of Loans HFI 1.11 1.10 1.16 1.11 1.16
Net Charge-Offs as % of Average Loans HFI 0.03 (0.07) 0.11 (0.05) 0.13
Nonperforming Assets as % of Loans HFI and OREO 0.17 0.31 0.34 0.17 0.34
Nonperforming Assets as % of Total Assets 0.08% 0.16% 0.19% 0.08% 0.19%
STOCK PERFORMANCE
High

$ 26.10 $ 27.39 $ 21.71 $ 28.98 $ 30.62
Low 22.02 24.55 17.55 21.42 15.61
Close $ 24.74 $ 25.79 $ 18.79 $ 24.74 $ 18.79
Average Daily Trading Volume 30,515 28,958 28,517 29,925 39,477
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to

Page 5.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2021 2020
(Dollars in thousands) Third Quarter Second Quarter First Quarter Fourth Quarter Third Quarter
ASSETS
Cash and Due From Banks $ 73,132 $ 78,894 $ 73,973 $ 67,919 $ 76,509
Funds Sold and Interest Bearing Deposits 708,988 766,920 851,910 860,630 626,104
Total Cash and Cash Equivalents 782,120 845,814 925,883 928,549 702,613
Investment Securities Available for Sale 645,844 480,890 406,245 324,870 328,253
Investment Securities Held to Maturity 341,228 325,559 199,109 169,939 202,593

Total Investment Securities
987,072 806,449 605,354 494,809 530,846
Loans Held for Sale

77,036 80,821 82,081 114,039 116,561
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 218,929 292,953 413,819 393,930 402,997
Real Estate - Construction 177,443 149,884 138,104 135,831 125,804
Real Estate - Commercial 683,379 707,599 669,158 648,393 656,064
Real Estate - Residential 355,958 362,018 358,849 342,664 335,713
Real Estate - Home Equity 187,642 190,078 202,099 205,479 197,363
Consumer 309,983 298,464 267,666 269,520 268,393
Other Loans 6,792 6,439 7,082 9,879 10,488
Overdrafts 1,299 1,227 950 730 1,339
Total Loans Held for Investment 1,941,425 2,008,662 2,057,727 2,006,426 1,998,161
Allowance for Credit Losses (21,500) (22,175) (22,026) (23,816) (23,137)
Loans Held for Investment, Net 1,919,925 1,986,487 2,035,701 1,982,610 1,975,024
Premises and Equipment, Net 84,750 85,745 86,370 86,791 87,192
Goodwill and Other Intangibles 93,293 93,333 89,095 89,095 89,095
Other Real Estate Owned 192 1,192 110 808 1,227
Other Assets 104,345 111,618 105,290 101,370 84,483
Total Other Assets 282,580 291,888 280,865 278,064 261,997
Total Assets $ 4,048,733 $ 4,011,459 $ 3,929,884 $ 3,798,071 $ 3,587,041
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,592,345 $ 1,552,864 $ 1,473,891 $ 1,328,809 $ 1,378,314
NOW Accounts 926,201 970,705 993,571 1,046,408 827,506
Money Market Accounts 286,065 280,805 269,041 266,649 247,823
Regular Savings Accounts 559,714 539,477 518,373 474,100 451,944
Certificates of Deposit 101,637 103,070 103,232 101,594 103,859
Total Deposits 3,465,962 3,446,921 3,358,108 3,217,560 3,009,446
Short-Term Borrowings 51,410 47,200 55,687 79,654 90,936
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 1,610 1,720 1,829 3,057 5,268
Other Liabilities 113,720 105,534 109,487 102,076 71,880
Total Liabilities 3,685,589 3,654,262 3,577,998 3,455,234 3,230,417
Temporary Equity 14,276 21,317 27,460 22,000 17,199
SHAREOWNERS' EQUITY
Common Stock 169 169 169 168 168
Additional Paid-In Capital 33,876 33,560 32,804 32,283 31,425
Retained Earnings 359,550 345,574 335,324 332,528 333,545
Accumulated Other Comprehensive Loss, Net of Tax (44,727) (43,423) (43,871) (44,142) (25,713)
Total Shareowners' Equity 348,868 335,880 324,426 320,837 339,425
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,048,733 $ 4,011,459 $ 3,929,884 $ 3,798,071 $ 3,587,041
OTHER BALANCE SHEET DATA
Earning Assets $ 3,714,521 $ 3,662,852 $ 3,597,071 $ 3,475,904 $ 3,271,672
Interest Bearing Liabilities 1,979,524 1,995,864 1,994,620 2,024,349 1,780,223
Book Value Per Diluted Share $ 20.63 $ 19.87 $ 19.22 $ 19.05 $ 20.20
Tangible Book Value

Per Diluted Share
(1)
15.11 14.35 13.94 13.76 14.90
Actual Basic Shares Outstanding 16,878 16,874 16,852 16,791 16,761
Actual Diluted Shares Outstanding 16,912 16,901 16,876 16,845 16,801
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 5.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2021 2020 September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2021 2020
INTEREST INCOME
Interest and Fees on Loans $ 25,885 $ 24,582 $ 23,350 $ 23,878 $ 23,594 $ 73,817 $ 70,874
Investment Securities 2,350 2,054 1,883 2,096 2,426 6,287 8,178
Funds Sold 285 200 213 180 146 698 991
Total Interest Income 28,520 26,836 25,446 26,154 26,166 80,802 80,043
INTEREST EXPENSE
Deposits 210 208 208 201 190 626 1,347
Short-Term Borrowings 317 324 412 639 498 1,053 1,051
Subordinated Notes Payable 307 308 307 311 316 922 1,161
Other Long-Term Borrowings 14 16 21 30 40 51 131
Total Interest Expense 848 856 948 1,181 1,044 2,652 3,690
Net Interest Income 27,672 25,980 24,498 24,973 25,122 78,150 76,353
Provision for Credit Losses - (571) (982) 1,342 1,308 (1,553) 8,303
Net Interest Income after Provision for Credit Losses 27,672 26,551 25,480 23,631 23,814 79,703 68,050
NONINTEREST INCOME
Deposit Fees 5,075 4,236 4,271 4,713 4,316 13,582 13,087
Bank Card Fees 3,786 3,998 3,618 3,462 3,389 11,402 9,582
Wealth Management Fees 3,623 3,274 3,090 3,069 2,808 9,987 7,966
Mortgage Banking Revenues 12,283 13,217 17,125 17,711 22,983 42,625 45,633
Other

1,807 1,748 1,722 1,568 1,469 5,277 4,374
Total Noninterest Income 26,574 26,473 29,826 30,523 34,965 82,873 80,642
NONINTEREST EXPENSE
Compensation 25,245 25,378 26,064 26,722 26,164 76,687 69,558
Occupancy, Net 6,032 5,973 5,967 5,976 5,906 17,972 16,683
Other Real Estate, Net (1,126) (270) (118) 567 219 (1,514) (463)
Pension Adjustment 500 2,000 - - - 2,500 -
Other

9,051 9,042 8,563 8,083 8,053 26,656 22,836
Total Noninterest Expense 39,702 42,123 40,476 41,348 40,342 122,301 108,614
OPERATING PROFIT 14,544 10,901 14,830 12,806 18,437 40,275 40,078
Income Tax Expense 2,949 2,059 2,787 2,833 3,165 7,795 7,397
Net Income 11,595 8,842 12,043 9,973 15,272 32,480 32,681
Pre-Tax Income Attributable to Noncontrolling Interest (1,504) (1,415) (2,537) (2,227) (4,875) (5,456) (8,851)
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 10,091 $ 7,427 $ 9,506 $ 7,746 $ 10,397 $ 27,024 $ 23,830
PER COMMON SHARE
Basic Net Income $ 0.60 $ 0.44 $ 0.56 $ 0.46 $ 0.62 $ 1.60 $ 1.42
Diluted Net Income 0.60 0.44 0.56 0.46 0.62 1.60 1.42
Cash Dividend

$ 0.16 $ 0.15 $ 0.15 $ 0.15 $ 0.14 $ 0.46 $ 0.42
AVERAGE

SHARES
Basic

16,875 16,858 16,838 16,763 16,771 16,857 16,792
Diluted

16,909 16,885 16,862 16,817 16,810 16,886 16,823

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND RISK ELEMENT ASSETS
Unaudited
2021 2020 September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2021 2020
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 22,175 $ 22,026 $ 23,816 $ 23,137 $ 22,457 $ 23,816 $ 13,905
Impact of Adopting ASC 326 (CECL) - - - - - - 3,269
Provision for Credit Losses (546) (184) (2,312) 1,165 1,265 (3,042) 7,870
Net Charge-Offs (Recoveries) 129 (333) (522) 486 585 (726) 1,907
Balance at End of Period $ 21,500 $ 22,175 $ 22,026 $ 23,816 $ 23,137 $ 21,500 $ 23,137
As a % of Loans HFI 1.11% 1.10% 1.07% 1.19% 1.16% 1.11% 1.16%
As a % of Nonperforming Loans 710.39% 433.93% 410.78% 405.66% 420.30% 710.39% 420.30%
ACL - DEBT SECURITIES
Provision for Credit Losses

$ 16 $ - $ - $ - $ - $ 16 $ -
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 2,587 $ 2,974 $ 1,644 $ 1,467 $ 1,424 $ 1,644 $ 157
Impact of Adopting ASC 326 (CECL) - - - - - - 876
Provision for Credit Losses

530 (387) 1,330 177 43 1,473 434
Balance at End of Period
(1)
3,117 2,587 2,974 1,644 1,467 3,117 1,467
CHARGE-OFFS
Commercial, Financial and Agricultural $ 37 $ 32 $ 69 $ 104 $ 137 $ 138 $ 685
Real Estate - Construction - - - - - - -
Real Estate - Commercial 405 - - - 17 405 28
Real Estate - Residential 17 65 6 38 1 88 112
Real Estate - Home Equity 15 74 5 10 58 94 141
Consumer 221 230 564 668 619 1,015 2,117
Overdrafts 1,093 440 492 564 450 2,025 1,693
Total Charge-Offs $ 1,788 $ 841 $ 1,136 $ 1,384 $ 1,282 $ 3,765 $ 4,776
RECOVERIES
Commercial, Financial and Agricultural $ 66 $ 103 $ 136 $ 64 $ 74 $ 305 $ 188
Real Estate - Construction 10 - - 50 - 10 -
Real Estate - Commercial 169 26 645 27 30 840 291
Real Estate - Residential 401 244 75 153 35 720 126
Real Estate - Home Equity 46 70 124 40 41 240 138
Consumer 334 332 311 306 280 977 913
Overdrafts 633 399 367 258 237 1,399 1,213
Total Recoveries $ 1,659 $ 1,174 $ 1,658 $ 898 $ 697 $ 4,491 $ 2,869
NET CHARGE-OFFS (RECOVERIES) $ 129 $ (333) $ (522) $ 486 $ 585 $ (726) $ 1,907
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.03% (0.07)% (0.10)% 0.09% 0.11% (0.05)% 0.13%
RISK ELEMENT ASSETS
Nonaccruing Loans $ 3,026 $ 5,110 $ 5,362 $ 5,871 $ 5,505
Other Real Estate Owned 192 1,192 110 808 1,227
Total Nonperforming Assets ("NPAs") $ 3,218 $ 6,302 $ 5,472 $ 6,679 $ 6,732
Past Due Loans 30-89 Days

$ 3,360 $ 3,745 $ 2,622 $ 4,594 $ 3,191
Past Due Loans 90 Days or More - - - - -
Classified Loans 16,310 19,397 20,608 17,631 16,772
Performing Troubled Debt Restructurings $ 7,919 $ 8,992 $ 13,597 $ 13,887 $ 14,693
Nonperforming Loans as a % of Loans HFI 0.16% 0.25% 0.26% 0.29% 0.28%
NPAs as a % of Loans HFI and Other Real Estate 0.17% 0.31% 0.27% 0.33% 0.34%
NPAs as a % of

Total Assets
0.08% 0.16% 0.14% 0.18% 0.19%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Third Quarter 2021 Second Quarter 2021 First Quarter 2021 Fourth Quarter 2020 Third Quarter 2020 Sep 2021 YTD Sep 2020 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 67,753 $ 497 2.91% $ 77,101 $ 566 2.94% $ 106,242 $ 970 3.70% $ 121,052 878 3.85% $ 92,522 $ 671 3.64% $ 83,558 $ 2,033 3.24% $ 67,719 $ 1,577 3.50%
Loans Held for Investment
(1)
1,974,132 25,458 5.12 2,036,781 24,095 4.74 2,044,363 22,483 4.46 1,993,470 23,103 4.55 2,005,178 23,027 4.53 2,018,168 72,036 4.76 1,945,524 69,598 4.77
Investment Securities
Taxable Investment Securities 904,962 2,333 1.03 687,882 2,036 1.18 528,842 1,863 1.41 513,277 2,072 1.61 553,395 2,401 1.73 708,606 6,232 1.17 594,654 8,104 1.82
Tax-Exempt Investment Securities
(1)
4,332 25 2.31 3,530 23 2.58 3,844 25 2.61 4,485 30 2.71 4,860 32 2.66 3,904 73 2.49 5,338 94 2.34
Total Investment Securities 909,294 2,358 1.03 691,412 2,059 1.19 532,686 1,888 1.42 517,762 2,102 1.62 558,255 2,433 1.74 712,510 6,305 1.18 599,992 8,198 1.82
Funds Sold 741,944 285 0.15 818,616 200 0.10 814,638 213 0.11 705,125 180 0.10 567,883 146 0.10 791,466 698 0.12 385,245 991 0.34
Total Earning Assets 3,693,123 $ 28,598 3.07% 3,623,910 $ 26,920 2.98% 3,497,929 $ 25,554 2.96% 3,337,409 $ 26,263 3.14% 3,223,838 $ 26,277 3.25% 3,605,702 $ 81,072 3.01% 2,998,480 $ 80,364 3.58%
Cash and Due From Banks 72,773 74,076 68,978 73,968 69,893 71,956 66,512
Allowance for Loan Losses (22,817) (22,794) (24,128) (23,725) (22,948) (23,241) (19,672)
Other Assets 283,534 281,157 278,742 264,784 268,549 281,162 257,993
Total Assets $ 4,026,613 $ 3,956,349 $ 3,821,521 $ 3,652,436 $ 3,539,332 $ 3,935,579 $ 3,303,313
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 945,788 $ 72 0.03% $ 966,649 $ 74 0.03% $ 985,517 $ 76 0.03% $ 879,564 $ 66 0.03% $ 826,776 $ 61 0.03% $ 965,839 $ 222 0.03% $ 808,389 $ 864 0.14%
Money Market Accounts 282,860 34 0.05 272,138 33 0.05 269,829 33 0.05 261,543 34 0.05 247,185 32 0.05 274,990 100 0.05 227,331 189 0.11
Savings Accounts 551,383 68 0.05 529,844 64 0.05 492,252 60 0.05 466,116 57 0.05 438,762 54 0.05 524,710 192 0.05 409,230 150 0.05
Time Deposits 102,765 36 0.14 102,995 37 0.15 102,089 39 0.15 102,809 44 0.17 104,522 43 0.16 102,619 112 0.15 104,925 144 0.18
Total Interest Bearing Deposits 1,882,796 210 0.04% 1,871,626 208 0.04% 1,849,687 208 0.05% 1,710,032 201 0.05% 1,617,245 190 0.05% 1,868,158 626 0.04% 1,549,875 1,347 0.12%
Short-Term Borrowings 49,773 317 2.53% 51,152 324 2.54% 67,033 412 2.49% 95,280 639 2.67% 74,557 498 2.66% 55,923 1,053 2.52% 60,335 1,051 2.33%
Subordinated Notes Payable 52,887 307 2.27 52,887 308 2.30 52,887 307 2.32 52,887 311 2.30 52,887 316 2.34 52,887 922 2.30 52,887 1,161 2.89
Other Long-Term Borrowings 1,652 14 3.37 1,762 16 3.38 2,736 21 3.18 3,700 30 3.18 5,453 40 2.91 2,046 51 3.29 5,842 131 3.00
Total Interest Bearing Liabilities 1,987,108 $ 848 0.17% 1,977,427 $ 856 0.17% 1,972,343 $ 948 0.19% 1,861,899 $ 1,181 0.25% 1,750,142 $ 1,044 0.24% 1,979,014 $ 2,652 0.18% 1,668,939 $ 3,690 0.30%
Noninterest Bearing Deposits 1,564,892 1,515,726 1,389,821 1,356,104 1,354,032 1,490,787 1,220,002
Other Liabilities 112,707 107,801 111,050 74,605 83,192 110,526 71,661
Total Liabilities 3,664,707 3,600,954 3,473,214 3,292,608 3,187,366 3,580,327 2,960,602
Temporary Equity 20,446 26,355 21,977 16,154 11,893 22,920 7,534
SHAREOWNERS' EQUITY: 341,460 329,040 326,330 343,674 340,073 332,332 335,177
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 4,026,613 $ 3,956,349 $ 3,821,521 $ 3,652,436 $ 3,539,332 $ 3,935,579 $ 3,303,313
Interest Rate Spread $ 27,750 2.91% $ 26,064 2.81% $ 24,606 2.77% $ 25,082 2.88% $ 25,233 3.01% $ 78,420 2.83% $ 76,674 3.29%
Interest Income and Rate Earned
(1)
28,598 3.07 26,920 2.98 25,554 2.96 26,263 3.14 26,277 3.25 81,072 3.01 80,364 3.58
Interest Expense and Rate Paid
(2)
848 0.09 856 0.09 948 0.11 1,181 0.14 1,044 0.13 2,652 0.10 3,690 0.16
Net Interest Margin $ 27,750 2.98% $ 26,064 2.89% $ 24,606 2.85% $ 25,082 3.00% $ 25,233 3.12% $ 78,420 2.91% $ 76,674 3.42%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.

CAPITAL CITY HOME LOANS
MORTGAGE BANKING ACTIVITY
Unaudited
Three Months Ended Nine Months Ended
(Dollars in thousands) Sep 30, 2021 Jun 30, 2021 Sep 30, 2020 Sep 30, 2021 Sep 30, 2020
Net Interest Income $ (30) $ 19 $ 17 $ (165) $ 142
Mortgage Banking Fees 12,293 13,116 22,775 42,255 44,046
Other

455 425 287 1,306 587
Total Noninterest

Income
12,748 13,541 23,062 43,561 44,633
Salaries 7,600 8,538 10,753 26,414 21,376
Other Associate Benefits 215 210 192 646 446
Total Compensation 7,815 8,748 10,945 27,060 21,822
Occupancy, Net 849 854 845 2,564 1,844
Other

1,292 1,359 1,342 3,751 3,048
Total Noninterest

Expense
9,956 10,961 13,132 33,375 26,714
Operating Profit $ 2,762 $ 2,599 $ 9,947 $ 10,021 $ 18,061
Key Performance Metrics
Total Loans Closed $ 360,167 $ 406,859 $ 526,252 $ 1,230,151 $ 1,139,681
Total Loans Closed -

Mix
Purchase 71% 76% 60% 69% 59%
Refinance 29% 24% 40% 31% 41%